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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 29, 2006
                                                          ------------

                               BRUNSWICK BANCORP
                               -----------------
             (Exact name of registrant as specified in its charter)


       New Jersey                     0-14403                    22-2610694
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(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)


439 Livingston Avenue, New Brunswick, New Jersey                    08901
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             (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code  (732) 247-5800
                                                           --------------

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

     (b) The Registrant announced that Mr. Carmen Gumina, the Registrant's Chairman and Chief Executive Officer, passed away on May 29, 2006. The Board expects to name a successor Chief Executive Officer shortly. Pending the naming of a new Chief Executive Officer, Mr. Gumina's duties are being carried out jointly by Thomas A. Fornale, the Registrant's Secretary and Treasurer and Roman Gumina, the Registrant's Chief Operating Officer.




                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, Brunswick Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              BRUNSWICK BANCORP
                                              -----------------
                                                (Registrant)



Dated: May 31, 2006                         By: /s/ ROMAN GUMINA
                                               -------------------------
                                                Roman Gumina
                                                Chief Operating Officer





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